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                            MFS/SUN LIFE SERIES TRUST

               MFS/Foreign & Colonial International Growth Series
         MFS/Foreign & Colonial International Growth and Income Series
             MFS/Foreign & Colonial Emerging Markets Equity Series
                               World Growth Series
                                   MFS Regatta
                                MFS Regatta Gold
                               MFS Regatta Classic
                                   Regatta-NY
                                 Regatta Gold-NY

                  Supplement to Prospectuses dated May 1, 1997


         On September 8, 1997, several changes will be made with respect to the services provided by Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as
sub-advisers to certain series of the MFS/Sun Life Series Trust (the "Trust"). The series affected by these changes are the MFS/Foreign & Colonial International Growth Series (the "International Growth Series"), the MFS/Foreign & Colonial International Growth and Income Series (the "International Growth & Income Series"), the MFS/Foreign & Colonial Emerging Markets Equity Series (the "Emerging Markets Equity Series") and the World Growth Series.

International Growth Series and International Growth and Income Series. As disclosed in the Trust's Prospectus, FCM and FCEM have been retained by MFS to serve as sub-advisers to the International Growth Series and the International Growth and Income Series, and manage the assets of these series invested in foreign equity securities, including emerging market equity securities. Effective September 8, 1997, MFS will assume all portfolio management responsibilities for these series except with respect to the portion of the International Growth Series invested in emerging market equity securities, which will continue to be managed by FCM and FCEM.

         As a consequence, with respect to the International Growth and Income Series, the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate on September 8, and, with respect to the International Growth Series, FCM has agreed to waive a portion of the sub-investment advisory fee it receives from MFS; pursuant to this waiver, MFS will pay to FCM a fee of 0.65% per annum of the series' average daily net assets managed by FCM instead of the 0.80% per annum of the series' average daily net assets provided for in the sub-investment advisory agreement between MFS and FCM (FCEM will, in turn, waive the sub-investment advisory fee it receives from FCM to the same extent). This waiver does not affect the amount of advisory fees paid by the International Growth Series to MFS. In addition, the names of the International Growth Series and the International Growth and Income Series will change on September 8 to delete the reference to "MFS/Foreign & Colonial." The new names of the series will be the "International Growth Series" and the "International Growth and Income Series."

         The new MFS portfolio manager for the International Growth Series will be David R. Mannheim, and for the International Growth and Income Series will be Frederick J. Simmons. Messrs. Mannheim and Simmons, Senior Vice Presidents of MFS, have been employed by MFS as portfolio managers since 1988 and 1971, respectively. In addition, Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, and Jeffrey Chowdhry, a Director at FCEM, will manage the portion of the International Growth Series' assets invested in emerging market equity securities. Messrs. Banerji and Chowdhry have been employed by FCEM as portfolio managers since 1993 and 1994, respectively. Prior to 1993, Mr. Banerji served as Joint Head of Emerging Markets for Citibank Global Asset Management. Prior to 1994, Mr. Chowdhry was a portfolio manager at BZW Investment Management.

Other Series. FCM and FCEM will continue to serve as sub-advisers with respect to the Emerging Markets Equity Series and the World Growth Series. With respect to the World Growth Series, FCM and FCEM will continue to manage the portion of the series' assets invested in emerging market equity securities; however, representatives of FCM will no longer serve on the committee of research analysts which oversees the portion of such series' assets invested in foreign developed markets. FCM has agreed to waive the sub-investment advisory fee it receives from MFS with respect to these series from 1% per annum of the Emerging Market Series' average daily net assets and 1% per annum of the World Growth Series' average net assets managed by FCM, respectively, to 0.65% per annum of each series' average daily net assets managed by FCM (FCEM will, in turn, waive the sub-investment advisory fees it receives from FCM to the same extent). These waivers do not affect the amount of advisory fees paid by these series to MFS.

         In addition, the strategic alliance described in the Trust's prospectus under "Management of the Series Fund," pursuant to which MFS and FCM agreed to cooperate in distributing, advising and managing investment products throughout the world and to share certain expenses and revenues relating to their cooperative activities, will terminate on September 8, 1997.


               The date of this Supplement is September 5, 1997.